    As filed with the Securities and Exchange Commission on November 12, 1996

                                                           Registration No. 333-

-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ----------------------

                       VALUE CITY DEPARTMENT STORES, INC.
             (Exact name of Registrant as specified in its charter)

             Ohio                                          31-1322832
 (State or other jurisdiction                           (I.R.S. Employer
of incorporation or organization)                       Identification No.)

                              3241 Westerville Road
                              Columbus, Ohio 43224
              (Address of Registrant's principal executive offices)

                             ----------------------

                       VALUE CITY DEPARTMENT STORES, INC.
                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                            (Full Title of the Plan)

                             ----------------------

                               Robert M. Wysinski

    Senior Vice President, Chief Financial Officer, Treasurer, and Secretary
                       Value City Department Stores, Inc.

                              3241 Westerville Road
                              Columbus, Ohio 43224

                                 (614) 471-4722

            (Name, address and telephone number of agent for service)

                             ----------------------

                          Copies of Correspondence to:
                             Neil Bulman, Jr., Esq.

                         Porter, Wright, Morris & Arthur
                              41 South High Street
                              Columbus, Ohio 43215

                             ----------------------

                         CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------
                                                        Proposed Maximum      Proposed Maximum          Amount of
Title of Securities               Amount to be           Offering Price      Aggregate Offering       Registration
 to be Registered                  Registered              Per Share*              Price*                 Fee*
---------------------------------------------------------------------------------------------------------------------
Common Stock,
 without par value.............      80,000               $12.3125              $985,000.00               $340.00
---------------------------------------------------------------------------------------------------------------------

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of Value City Common Stock as reported on the Nasdaq National Market System on November 5, 1996.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of Value City Common Stock, without par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I
              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

         The document(s) containing the information concerning the Value City Department Stores, Inc. Non-Employee Director Stock Option Plan, specified in
Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to Part I of the Form S-8 Registration Statement.

                                     PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

         The contents of a Form S-8 Registration Statement, dated December 4, 1992, File No. 33-55350, are incorporated herein by reference.

                                      - I -

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on November 5, 1996.

                                  VALUE CITY DEPARTMENT STORES, INC.

                                  By: /s/Robert M. Wysinski
                                      ----------------------------------
                                      Robert M. Wysinski, Senior Vice President,
                                      Chief Financial Officer, Treasurer, and
                                      Secretary

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

              SIGNATURE                                   TITLE                                      DATE
              *Jay L. Schottenstein           Chairman of the Board of Directors         )      November 5, 1996
--------------------------------------------- (Principal Executive Officer)              )
              Jay L. Schottenstein                                                       )
                                                                                         )
                                                                                         )
              *Saul Schottenstein             Vice Chairman of the Board of Directors    )      November 5, 1996
---------------------------------------------                                            )
              Saul Schottenstein                                                         )
                                                                                         )
                                                                                         )
              /s/Robert M. Wysinski           Senior Vice President, Chief Financial     )      November 5, 1996
--------------------------------------------- Officer, Treasurer and Secretary           )
              Robert M. Wysinski              (Principal Financial Officer)              )
                                                                                         )
                                                                                         )
                                                                                         )
              *Richard L. Walters             Controller, Chief Accounting Officer,      )      November 5, 1996
--------------------------------------------- Assistant Treasurer, and Assistant         )
              Richard L. Walters              Secretary (Principal Accounting Officer)   )
                                                                                         )
                                                                                         )
                                                                                         )
              *Geraldine Schottenstein        Director                                   )      November 5, 1996
---------------------------------------------                                            )
              Geraldine Schottenstein                                                    )
                                                                                         )
                                                                                         )
              *Jon P. Diamond                 Director                                   )      November 5, 1996
---------------------------------------------                                            )
              Jon P. Diamond                                                             )
                                                                                         )
                                                                                         )
              *Dr. Norman Lamm                Director                                   )      November 5, 1996
---------------------------------------------                                            )
              Dr. Norman Lamm                                                            )
                                                                                         )
                                                                                         )


                                     - II -



             *Richard Gurian                  Director                                   )      November 5, 1996
---------------------------------------------                                            )
             Richard Gurian                                                              )
                                                                                         )
                                                                                         )
              *Robert L. Shook                Director                                   )      November 5, 1996
---------------------------------------------                                            )
              Robert L. Shook                                                            )


*By:   /s/Robert M. Wysinski
       ------------------------------------------
       Robert M. Wysinski, attorney-in-fact
       for each of the persons indicated

                                     - III -

                          Registration No. 333-_______

                   -----------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                              --------------------

                       VALUE CITY DEPARTMENT STORES, INC.

                              --------------------

                                    EXHIBITS

                              --------------------

                                  EXHIBIT INDEX

                                                                                             Pagination By
                                                                                               Sequential
Exhibit                                  Exhibit                                               Numbering
Number                                 Description                                              System
------                                 -----------                                              ------

4(a)                 Value City Department Stores, Inc. Non-Employee Director Stock
                     Option Plan (Exhibit 4(a) to Form S-8 (Registration No. 33-55350),
                     dated December 4, 1992, and incorporated herein by reference).

4(b)       *         Second Amended and Restated Value City Department Stores, Inc.
                     Non-Employee Director Stock Option Plan

4(c)                 The Certificate of First Amended and Restated Articles of
                     Incorporation of Value City Department Stores, Inc. (Exhibit 4(b) to
                     Form S-8 (Registration No. 33-44207), dated November 26, 1991, and incorporated herein by reference).

5          *         Opinion of Porter, Wright, Morris & Arthur regarding legality.

24(a)                Consent of Porter, Wright, Morris & Arthur (included in Exhibit
                     5 filed herewith).

24(b)      *         Consent of Coopers & Lybrand LLP.

25         *         Powers of Attorney.

----------------
* Filed with this Registration Statement
